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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): August 7, 2006



                            LUCENT TECHNOLOGIES INC.

             (Exact name of registrant as specified in its charter)

    Delaware                        1-11639                        22-3408857
(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation)



600 Mountain Avenue, Murray Hill, New Jersey                            07974

(Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number, including area code: 908-582-8500

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.

On August 7, 2006, Lucent Technologies Inc. and Alcatel issued the press release attached as Exhibit 99.1 providing an update on their proposed merger transaction.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION
      99.1        Press release issued by Lucent Technologies Inc. and Alcatel on August 7, 2006, providing an update on their proposed merger transaction.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    LUCENT TECHNOLOGIES, INC.

   Date: August 7, 2006                        By: /s/ William R. Carapezzi, Jr.
                                                  ------------------------------
                                                 Name: William R. Carapezzi, Jr.
                                                 Title: SVP, General Counsel &
                                                        Secretary


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                                  EXHIBIT INDEX

----------------- --------------------------------------------------------------
EXHIBIT NO.       DESCRIPTION
----------------- --------------------------------------------------------------
      99.1        Press release issued by Lucent Technologies Inc. and Alcatel on August 7, 2006, providing an update on their proposed merger transaction.
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